Delaware Group Limited-Term Government Funds, Inc.
                       U.S. Government Money Series

                    Supplement dated October 14, 1998
                    to Prospectus dated April 29, 1998


     At a meeting of the Board of Directors of Delaware Group Limited-Term Government Funds, Inc., the Board voted to liquidate the U.S. Government Money Series (the "Fund"), subject to shareholder approval. Shareholders will be asked to vote on Plan of Liquidation and Dissolution for the Fund at a meeting to be held on December 4, 1998. The Fund will be closed to new investment beginning October 14, 1998. If shareholders vote to liquidate the Fund, it is expected that the Fund will be liquidated on December 18, 1998. If shareholders vote against liquidation, the Fund will remain operational.